Integrity Short Term Government Fund
Summary Prospectus ║ September 30, 2020
Ticker: MDSAX (Class A); MDSIX (Class I)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.integrityvikingfunds.com/documents. You can also get this information at no cost by calling 800-276-1262 or by sending an e-mail request to marketing@integrityviking.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated September 30, 2020, are incorporated by reference into this summary prospectus and may be obtained, free of charge, using the website, phone number, or e-mail address noted above.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Integrity Viking Funds’ (the “Funds”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, shareholder reports will be available on the Funds’ website (https://www.integrityvikingfunds.com/Documents), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you hold Fund shares through a financial intermediary and you already elected to receive shareholder reports electronically through your financial intermediary, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by notifying your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to continue receiving paper copies of your shareholder reports, or if you are a direct investor, by calling the Funds at 800-601-5593. Your election to receive reports in paper will apply to all Funds you hold directly or through your financial intermediary, as applicable.

Investment Objective

The Integrity Short Term Government Fund (the “Fund”) seeks to achieve a high and stable rate of total return, when and as opportunities are available in the context of preserving capital in adverse markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts with respect to purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in “The Shares Offered; Class A Shares” and “How to Reduce Your Sales Charge” on page 12 and 13, respectively, of the Fund’s prospectus, Appendix A of the Fund’s prospectus, and “Purchase and Redemption of Shares” on page 29 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class I Shares
Management Fees	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.73%(1)	0.73%
Acquired Fund Fees and Expenses	0.01%(1)	0.01%
Total Annual Fund Operating Expenses(2)	1.29%	1.04%
Fee Waivers and Expense Reimbursements(3)	(0.48%)	(0.48%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(2)	0.81%	0.56%

(1)

The Fund commenced operations following the completion of the reorganization of the M.D. Sass Short Term U.S. Government Agency Income Fund (the “Predecessor Fund”), a series of Trust for Professional Managers, into Class I of the Fund, which was completed on January 17, 2020 (the “Reorganization”). Other Expenses and Acquired Fund Fees and Expenses of Class I shares have been restated to reflect current fees based on fees and expenses incurred by Class I shares of the Fund during the period beginning with the completion of the Reorganization through the recent fiscal year end.

(2)

Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, and for Class I shares have been restated to reflect amounts incurred by Class I shares of the Fund during the period beginning with the completion of the Reorganization through the recent fiscal year end, the Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets in the Fund’s most recent annual report.

(3)

The Fund’s investment adviser, Viking Fund Management, LLC (“Viking Management,” “investment manager,” or the “Adviser”), has contractually agreed to waive fees and reimburse expenses through January 18, 2022, so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.80% of average daily net assets for Class A shares and 0.55% of average daily net assets for Class I shares. This expense limitation agreement may only be terminated or modified prior to January 18, 2022, with the approval of the Fund’s Board of Trustees. Viking Management may recoup such amounts waived or reimbursed for a period of up to three years from the date of the reimbursement or waiver. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation. Any similar amounts waived or reimbursed under an agreement for the benefit of the Predecessor Fund prior to the date of the Reorganization are not eligible for repayment.

1

Example—This example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the contractual expense limitation agreement remains in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class I Shares
1 Year	$ 331	$ 57
3 Years	$ 537	$ 215
5 Years	$ 795	$ 423
10 Years	$1,533	$1,024

Portfolio Turnover—The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate for the Fund for the fiscal year ended May 31, 2020 was 65.85%.

Principal Investment Strategies

To achieve its investment objective, the Fund invests at least 95% of its assets in U.S. Government and agency mortgage-backed securities (“MBS”) and other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including Ginnie Mae, Fannie Mae and Freddie Mac, as defined below), and collateralized mortgage obligations (“CMOs”), backed by U.S. Government and agency MBS. Some of the Fund’s investments may be backed by the full faith and credit of the U.S. Government, while others may be supported only by the discretionary authority of the U.S. Government or only by the credit of the issuing agency or instrumentality.

Under normal market conditions, the target dollar-weighted average effective duration for the Fund is expected to range between one and three years. Duration is a measure of a fixed income security’s price sensitivity to changes in interest rates. Duration takes into account a security’s cash flows over time, including the possibility that a security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The duration of the Fund’s portfolio is expressed in years and measures the portfolio’s change in value for changes in interest rates. The Fund may also invest in U.S. Treasury bills. The securities held by the Fund may be fixed or variable rate obligations. The Fund may also purchase securities on a when-issued or delayed-delivery basis.

To construct the Fund’s investment portfolio, the Fund’s investment sub-adviser, M.D. Sass Investors Services, Inc. (“M.D. Sass” or “Sub-Adviser”), utilizes a process based on rigorous quantitative tests. These tests include projecting underlying mortgage prepayment rates under a variety of interest rate scenarios and demographic trends, with regard to any given security’s sensitivity to cash flow risk. The nature of such testing is to measure homeowner refinancing/prepayment behavior, relative to mortgage rate changes, and other factors influencing such behavior. The Sub-Adviser’s process is primarily structured to create value through intensive (i.e. bottom‑up) security selection, portfolio construction and relative value trading. Top-down macro issues and factors are incorporated into the process when considered by the Sub-Adviser to be appropriate.

2

The Sub-Adviser may sell a security if its value becomes unattractive, such as when its fundamentals deteriorate, or when other investment opportunities exist that may have more attractive yields. The Fund may engage in frequent and active trading of securities as a part of its principal investment strategy.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Market Risk: There is no assurance that the Fund will meet its investment objective. The prices of the securities in which the Fund invests may fluctuate and the Fund’s share price and the value of your investment may change. Since the value of the Fund’s shares can go up or down, it is possible to lose money by investing in the Fund. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, including factors that affect certain countries, regions, markets, or sectors to which the issuer is not directly exposed. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments.

Management Risk: The ability of the Fund to meet its investment objective is directly related to the effectiveness of the sub-adviser’s research, analysis and asset allocation among portfolio securities. If the sub-adviser’s investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

Interest Rate Risk: Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for securities. Very low or negative interest rates are possible, which detracts from positive returns and increases interest rate risk.

Income Risk: Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Risks of U.S. Government Securities: Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support. Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law. Guarantees of timely prepayment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

Mortgage-Backed Securities Risks:

Prepayment Risk of Mortgage-Backed Securities. In times of declining interest rates, the Fund’s higher yielding securities are more likely to be prepaid and the Fund will have to replace them with securities having a lower yield.

Extension Risk of Mortgage-Backed Securities. In times of rising interest rates, mortgage prepayments will slow causing portfolio securities considered short or intermediate term to be long-term securities which fluctuate more widely in response to changes in interest rates than shorter term securities.

Credit Risk: Credit risk is the risk that the credit strength of an issuer will weaken and/or an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. Changes in an issuer’s financial strength or in a security’s credit rating may affect its value.

Variable Rate Securities Risk: Variable rate securities pay interest at rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. Variable rate securities generally are less price sensitive to interest rate changes than fixed rate debt securities. When interest rates fall, there may be a reduction in the payments of interest received by the Fund from its variable rate securities.

3

Liquidity Risk: Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time.

When-Issued Securities Risk: There is a risk that the price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the security is delivered, or that failure of a party to a transaction to consummate the trade may result in a loss to the Fund or missed opportunity to obtain a price considered advantageous.

High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs to the Fund and realization of substantial capital gains, including short-term capital gains (which are generally taxed as ordinary income for federal income tax purposes). As a result, high portfolio turnover may adversely affect Fund performance.

LIBOR Transition Risk: The Fund may invest in certain low duration variable rate instruments whose rates are determined by reference to LIBOR. It is uncertain whether LIBOR will continue to be produced or published after the end of 2021. If LIBOR is discontinued during the term of variable rate instruments held by the Fund, the terms of the instrument may or may not include a process for determining a fallback reference rate.  As the discontinuation date for LIBOR approaches, the Fund is subject to increased uncertainty regarding rates on these types of instruments and the Fund’s yield may be adversely impacted.

Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Fund Performance

As a result of the Reorganization, the performance and accounting history of Institutional Class shares of the Predecessor Fund was assumed by Class I shares of the Fund. The performance information of Class I shares prior to completion of the Reorganization is that of the Predecessor Fund’s Institutional Class shares. The Fund’s Class A shares recently commenced operations and performance information for Class A shares will be provided after they have a full calendar year of performance history.

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from calendar year to calendar year and by showing how the average annual total returns for the one year, five years, and since inception periods of Class I shares compare with a broad measure of market performance.

During the periods shown in the bar chart, the highest return for a quarter was 1.42% (quarter ended June 30, 2018) and the lowest return for a quarter was -0.93% (quarter ended December 31, 2016). The year-to-date return of the Fund's Class I shares through June 30, 2020 is 1.58%.

Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	5 Year	Since Inception
Class I (inception date: June 30, 2011)
Return Before Taxes	3.54%	1.49%	1.39%
Return After Taxes on Distributions	2.08%	0.22%	0.42%
Return After Taxes on Distributions and Sale of Fund Shares	2.09%	0.57%	0.63%
Bank of America/Merrill Lynch 1-3 Year U.S. Treasury Index(1) (reflects no deduction for fees, expenses, or taxes)	3.55%	1.39%	1.06%

(1)	The Bank of America Merrill Lynch 1-3 Year U.S. Treasury Index is composed of U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

4

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state and local taxes. After-tax returns are shown for Class I shares only; after-tax returns for Class A shares will vary. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown here, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

Management

Investment Adviser—Viking Fund Management, LLC is the Fund’s investment adviser.

Investment Sub-Adviser—M.D. Sass Investors Services, Inc. (previously defined as “M.D. Sass”) is the Fund’s investment sub-adviser.

Portfolio Managers— Mr. Lipkee Lu, CFA, Director of Fixed Income Investments of M.D. Sass, has served as portfolio manager (including the Predecessor Fund) since June 2011. Steve Clancy, CFA, Managing Director, Fixed Income of M.D. Sass, has served as portfolio manager (including the Predecessor Fund) since September 2012. Nancy Persoons, Senior Vice President, Fixed Income of M.D. Sass, has served as portfolio manager (including the Predecessor Fund) since June 2011.

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund.

The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through an automatic investment plan account and $250 for an IRA account). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. Class I shares are not available for IRAs or employer sponsored IRAs unless purchased through a fee-based advisory account with a financial intermediary. You may contact the Fund’s transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

The Fund’s distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

5